                                                                      Exhibit 21

For the purpose of this filing, information is organized under the headings of CMS Energy Corporation (Tier 1), CMS Capital, L.L.C. (Tier 2), CMS Enterprises Company (Tier 2), CMS Land Company (Tier 2), Consumers Energy Company (Tier 2) and Dearborn Industrial Energy, L.L.C. (Tier 2). As set forth in detail below, CMS Energy Corporation is the parent company of CMS Capital, L.L.C., CMS Enterprises Company, CMS Land Company, Consumers Energy Company and Dearborn Industrial Energy, L.L.C. All ownership interests are 100% unless indicated parenthetically to the contrary and are accurate as of December 31, 2006.

                            01 CMS ENERGY CORPORATION

                                    Address:
                                One Energy Plaza
                             Jackson, Michigan 49201

   CMS Energy Corporation is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

   The name, state of organization and nature of business of CMS Energy's direct subsidiaries are described below:

02     CMS Capital, L.L.C.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Capital, L.L.C. is a Michigan limited liability company formed to assist in securing financing for CMS Energy Corporation and its subsidiaries and affiliates.

02     CMS Enterprises Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Enterprises Company is a Michigan corporation that, through various subsidiaries and affiliates, is engaged in diversified businesses in the United States and in select international markets.

02     CMS Land Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Land Company is a Michigan corporation formed to act as a repository for any unused real property formerly owned by Consumers Energy Company, and hold the same for possible non-utility development.

02     Consumers Energy Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Consumers Energy Company is a Michigan corporation engaged in the generation, purchase, distribution and sale of electricity, and in the purchase, storage, distribution and sale of natural gas, in the lower peninsula of the State of Michigan.

02     Dearborn Industrial Energy, L.L.C.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Dearborn Industrial Energy, L.L.C. is a Michigan limited liability company that holds the ownership interest in Dearborn Industrial Generation, L.L.C.


THE NAME, STATE OF ORGANIZATION AND NATURE OF BUSINESS OF EACH SUBSIDIARY AND THEIR SUBSIDIARIES ARE DESCRIBED BELOW:

                             02 CMS CAPITAL, L.L.C.

                                    Address:
                                One Energy Plaza
                             Jackson, Michigan 49201


03     EnerBank USA

           Address:    One Energy Plaza
                       Jackson, Michigan 49201

           EnerBank USA is a Utah corporation engaged in the business of an "industrial loan corporation" to issue thrift certificates of deposit and thrift savings accounts for the payment of money, to issue capital notes or debentures to receive payments with or without allowance for interest.

                           02 CMS ENTERPRISES COMPANY

                                    Address:
                                One Energy Plaza
                             Jackson, Michigan 49201


03     CMS Comercializadora de Energia S.A. (98.52%)

       Address: Edificio Torre Catalinas Plaza, Ing. Enrique Butty 220 8 Piso (Av. E. Madero Alt. 800/900) (1300)
                    Buenos Aires, Argentina

       CMS Comercializadora de Energia S.A. is an Argentine corporation engaged in gas and electric marketing operations in Argentina.

03     CMS Distributed Power, L.L.C.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Distributed Power, L.L.C is a Michigan limited liability company formed for the purpose of aggregating the output from multiple generators to have power available on demand.

03     CMS Energy Asia Private Limited

       Address:     Block 94C #09-2391 Bedok
                    North Avenue 4
                    Singapore 462094

       CMS Energy Asia Private Limited, a Singapore corporation, was involved in the development of electrical generation and distribution opportunities, gas transmission, storage and distribution opportunities, electrical and gas marketing opportunities and development opportunities in Asia and the Pacific Rim.

04        CMS Energy India Private Limited (99%)

          Address:   Oxford Center, 1st Floor #66
                     Sir C P Ramaswamy Road
                     Alwarpet, Chennai 600 018 India

          CMS Energy India Private Limited is an Indian corporation formed to pursue development opportunities in India.

03     CMS Energy India Private Limited (1%)

03     CMS Energy Resource Management Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Energy Resource Management Company (CMS ERM) is a Michigan corporation concentrating on the purchase and sale of energy commodities in support of CMS Energy's generating facilities.

04           CMS ERM Michigan LLC

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS ERM Michigan LLC is a Michigan limited liability company formed for the sole purpose of taking an assignment of the Ford/Rouge Electricity Sales Agreements from Dearborn Industrial Generation L.L.C. and to perform those contracts. CMS ERM Michigan LLC was formerly known as CMS MS&T Michigan L.L.C.

04           CMS Viron Corporation

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Viron Corporation is a Missouri corporation formed to provide services in the area of energy usage analysis and the engineering and implementation of energy conservation measures.

03     CMS Energy South America Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Energy South America Company is a Cayman Islands corporation formed to provide for consolidation of the development expenses and activity in Argentina and Brazil.

03     CMS Energy UK Limited

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Energy UK Limited is a United Kingdom limited liability company involved in the development of energy-related businesses and projects in Africa and the Middle East.

03     CMS Enterprises Development, L.L.C.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Enterprises Development, L.L.C. is a Michigan limited liability company formed to invest in various projects.

03     CMS Gas Transmission Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Gas Transmission Company is a Michigan corporation organized to engage in the transmission, storage and processing of natural gas.

04           CMS Energy Investment LLC

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Energy Investment LLC is a Delaware limited liability company that acts as a holding company of CMS Energy's interests in the Michigan Gas Transmission assets.

05                  CMS Antrim Gas LLC

05                  CMS Bay Area Pipeline, LLC

05                  CMS Grands Lacs LLC

05                  CMS Jackson LLC

06                        Jackson Pipeline Company (75%)

05                  CMS Litchfield LLC

04           CMS Gas Argentina Company

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Gas Argentina Company is a Cayman Islands corporation with an equity interest in Transportadora de Gas del Norte S.A., an Argentine corporation, which provides natural gas transmission services to the northern and central parts of Argentina.

05                  Servicios de Aguas de Chile CMS y Compania Limitada (.008%)

05                  Transportadora de Gas del Norte S.A. (TGN) (29.42%)

04           CMS International Ventures, L.L.C. (37.01%)

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS International Ventures, L.L.C. is a Michigan limited liability company, formed to own, manage and sell certain of CMS Energy's international investments.

04           Nitrotec Corporation (50%)

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             Nitrotec Corporation is a Delaware corporation formed to invest in plants that extract helium from natural gas.

03     CMS Generation Co.
       (See Exhibit A for list of subsidiaries)

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Generation Co. is a Michigan corporation engaged in the development of and investment in cogeneration and other independent power generation projects, both domestic and foreign.

03     CMS International Ventures, L.L.C. (40.47%)
       (See Exhibit B for list of subsidiaries)

03     CMS Resource Development Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Resource Development Company is a Michigan corporation formed to pursue and develop various power sources outside the United States.

03     CMS Special Member Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Special Member Company is a Delaware corporation which is a special member of: CMS Energy Investment L.L.C.

03     CMS Texas LLC

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Texas LLC is a Texas limited liability company formed to conduct business activities in Texas.

                               02 CMS LAND COMPANY

                                    Address:
                                One Energy Plaza
                             Jackson, Michigan 49201

     CMS Land Company is a Michigan corporation formed to act as a repository for any unused real property formerly owned by Consumers Energy Company, and hold the same for possible non-utility development.

03     Beeland Group LLC

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Beeland Group LLC is a Michigan limited liability company formed to acquire land and other property in order to provide a disposal well for the Bay Harbor properties.

                           02 CONSUMERS ENERGY COMPANY

                                    Address:
                                One Energy Plaza
                             Jackson, Michigan 49201

     The consolidated operations of Consumers Energy Company ("Consumers") account for the largest share of CMS Energy's total assets and income and account for a substantial portion of its revenues. The name, state of organization and nature of business of Consumers' subsidiaries are described below:

03     CMS Engineering Co.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       CMS Engineering Co. is a Michigan corporation engaged in offering design, engineering, project management and related construction services to natural gas utilities, natural gas exploration and production companies, and other energy businesses.

03     Consumers Campus Holdings, LLC

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Consumers Campus Holdings, LLC is a Michigan limited liability company formed for the purpose of being the lessee in the synthetic lease financing of the new Consumers Energy Company office building located in downtown Jackson, Michigan.

03     Consumers Funding LLC

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Consumers Funding LLC is a Delaware limited liability company formed for the purpose of acting as issuer of securitization bonds and assignee of property transferred by Consumers.

03     Consumers Nuclear Services L.L.C.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Consumers Nuclear Services L.L.C. is a Michigan corporation formed for the purpose of holding the 20% member interest in Nuclear Management Company LLC.

04           Nuclear Management Company LLC (33.33%)

             Address:     700 First Street
                          Hudson, Wisconsin 54016

             Nuclear Management Company LLC is a Wisconsin limited liability company formed to enhance reliability, continue safe operation, and pursue overall excellence, in nuclear power operations, as well as to identify efficiencies in the provision of operating services to nuclear facilities.

03     Consumers Receivables Funding II, LLC

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Consumers Receivables Funding II, LLC is a Delaware limited liability company that buys certain accounts receivable from Consumers Energy Company and sells them to a third party.

03     Consumers Saginaw Investments, L.L.C.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Consumers Saginaw Investments, L.L.C., a Michigan limited liability company, was formed to finance a substation and related facilities in Saginaw.

03     ES Services Company

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       ES Services Company is a Michigan corporation formed for the purpose of offering design, engineering, project management and related services primarily to electric utilities and generation facilities.

03     Maxey Flats Site IRP, L.L.C. (1.71%)

       Address:     951 East Byrd Street
                    Richmond, VA 23219-4074

       Maxey Flats Site IRP, L.L.C. is a Virginia limited liability company formed for the purpose of environmental remediation of a former low-level radioactive waste disposal site.

03     MEC Development Corp.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       MEC Development Corp. is a Michigan corporation that previously held assets transferred to, and was holder of certain bonds issued by, the Midland Cogeneration Venture Limited Partnership, a Michigan limited partnership.

                      02 DEARBORN INDUSTRIAL ENERGY, L.L.C.

                                    Address:
                                One Energy Plaza
                             Jackson, Michigan 49201


03     Dearborn Industrial Generation, L.L.C.

       Address:     One Energy Plaza
                    Jackson, Michigan 49201

       Dearborn Industrial Generation, L.L.C. is a Michigan limited liability company engaged in the operation of the Ford/Rouge Cogeneration Facility in Dearborn, Michigan,

                                                                       EXHIBIT A

Subsidiaries of CMS Generation Co.


04           CMS Centrales Termicas S.A. (99%)

             Address: Edificio Torre Catalinas Plaza, Ing. Enrique Butty 220 8 Piso (Av. E. Madero Alt. 800/900) (1300)
                          Buenos Aires, Argentina

             CMS Centrales Termicas S.A. is an Argentine corporation formed to own an interest in a 240 MW natural gas/fuel oil-fired electric power plant near Mendoza, Argentina.

05                  Cuyana S.A. de Inversiones (1%)

06                        Centrales Termicas Mendoza S.A. (92.6%)

04           CMS Enterprises International LLC

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Enterprises International LLC is a Michigan limited liability company formed to eventually hold the interests of CMS Generation Investment Company IV.

05                  CMS Enterprises Investment Company I

                    Address:   One Energy Plaza
                               Jackson, Michigan 49201

                    CMS Enterprises Investment Company I is a Cayman Islands formed to facilitate CMS' 2005 cash repatriation plan.

06                        CMS Generation Jorf Lasfar III Limited Duration
                          Company (50%)

07                             CMS Morocco Operating Co., S.C.A. (.1%)

07                             Jorf Lasfar Operations Handelsbolag (1%)

06                        CMS Generation Jegurupadu I Limited Duration Company
                          (1%)

07                             Jegurupadu O&M Company Mauritius (50%)

06                        CMS Generation Jegurupadu II Limited Duration Company
                          (1%)

07                             Jegurupadu O&M Company Mauritius (50%)

06           CMS Generation Investment Company IV

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Generation Investment Company IV is a Cayman Islands corporation was originally formed as a holding company for various independent power projects in Africa and the Phillipines.

07                  CMS Generation Investment Company II

08                        CMS Generation Jorf Lasfar I Limited Duration Company
                          (65%)

09                             Jorf Lasfar Handelsbolag (50%)

10                                  Jorf Lasfar Energy Company SCA (2%)

09                             Jorf Lasfar I HB (50%)

09                             Jorf Lasfar Power Energy HB (50%)

08                        CMS Generation Jorf Lasfar II Limited Duration Company
                          (65%)

09                             Jorf Lasfar Handelsbolag (50%)

10                                  Jorf Lasfar Energy Company SCA (2%)

09                             Jorf Lasfar I HB (50%)

09                             Jorf Lasfar Power Energy HB (50%)

07                  CMS Generation Jorf Lasfar I Limited Duration Company (35%)

08                        Jorf Lasfar Handelsbolag (50%)

09                             Jorf Lasfar Energy Company SCA (2%)

07                  CMS Generation Jorf Lasfar II Limited Duration Company (35%)

08                        Jorf Lasfar Handelsbolag (50%)

09                             Jorf Lasfar Energy Company SCA (2%)

07                  CMS Generation Luxembourg S.a.r.l.

08                        CMS Generation Netherlands B.V.

09                             Jorf Lasfar EnergiAktiebolag

10                                  Jorf Lasfar Energy Company SCA (25%)

09                             Jorf Lasfar Power EnergiAktiebolag

10                                  Jorf Lasfar Energy Company SCA (23%)

04           CMS Exeter LLC

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Exeter LLC is a Michigan limited liability company to facilitate the restructuring of Oxford/CMS Development Limited Partnership and Exeter Energy Limited Partnership for state tax planning purposes.

05                  Exeter Energy Limited Partnership (2%)

05                  Oxford/CMS Development Limited Partnership (1%)

04           CMS Generation Filer City, Inc.

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Generation Filer City, Inc. is a Michigan corporation involved as a 50% General Partner in the T.E.S. Filer City Station Limited Partnership, a Michigan limited partnership that is the owner of the 54 megawatt (net) wood chip and coal-fired electric generating station in Filer City, Michigan.

05                  T.E.S. Filer City Station Limited Partnership (50%)

04           CMS Generation Filer City Operating LLC

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Generation Filer City Operating LLC is a Michigan limited liability company formed to operate a coal and waste wood-fueled power plant near Filer City, Michigan owned by the T.E.S. Filer City Station Limited Partnership.

04           CMS Generation Genesee Company

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Generation Genesee Company is a Michigan corporation involved as a 1% General Partner in the Genesee Power Station Limited Partnership, a Delaware limited partnership, which owns and operates a 35-megawatt (net) waste wood-fired electric generating facility located in Genesee County, Michigan.

05                  Genesee Power Station Limited Partnership (1%)

06                        GPS Newco, L.L.C (50%)

04           CMS Generation Grayling Company

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Generation Grayling Company is a Michigan corporation involved as a General Partner in Grayling Generating Station Limited Partnership, a Michigan limited partnership, that owns a waste wood-fueled power plant in Grayling, Michigan. Grayling Generating Station Limited Partnership owns GGS Holdings Company, a Michigan corporation, which is a General Partner in AJD Forest Products Limited Partnership, a Michigan limited partnership, that operates a sawmill adjacent to the Grayling Generating Station and also supplies waste wood fuel to Grayling Generating Station. Grayling Generating Station Limited Partnership is a Limited Partner in AJD Forest Products Limited Partnership.

05                  Grayling Generating Station Limited Partnership (1%)

06                        AJD Forest Products Limited Partnership (49.5%)

06                        GGS Holdings Company

07                             AJD Forest Products Limited Partnership (.5%)

05                  Grayling Partners Land Development, L.L.C. (1%)

04           CMS Generation Grayling Holdings Company

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Generation Grayling Holdings Company is a Michigan corporation involved as a Limited Partner in Grayling Generating Station Limited Partnership, a Michigan limited partnership. Grayling Generating Station Limited Partnership owns GGS Holdings Company, a Michigan corporation that owns a General Partner interest in AJD Forest Products Limited Partnership, a Michigan limited partnership.

05                  Grayling Generating Station Limited Partnership (49%)

06                        AJD Forest Products Limited Partnership (49.5%)

06                        GGS Holdings Company

07                             AJD Forest Products Limited Partnership (.5%)

05                  Grayling Partners Land Development, L.L.C. (49%)

04            CMS Generation Holdings Company

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS Generation Holdings Company is a Michigan corporation involved as a limited partner in various proposed partnerships.

05                CMS Centrales Termicas S.A. (1%)

05                CMS Ensenada S.A. (1%)

05                CMS Generation S.R.L. (.01%)

06                   Hidroinvest S.A. (25%)

07                       Hidroelectrica El Chocon S.A. (59%)

05                CMS Operating S.R.L. (.001%)

05                Genesee Power Station Limited Partnership (48.75%)

05                GPS Newco, L.L.C. (50%)

06                   Genesee Power Station Limited Partnership (.25%)

07                   GPS Newco, L.L.C. (50%)

04            CMS Generation Honey Lake Company

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS Generation Honey Lake Company is a Michigan corporation with a General Partnership interest and a Limited Partnership interest in H L Power Company, a California limited partnership that uses waste wood and geothermal fluid to generate a 30-megawatt (net) electric generating station in Lassan County, California. It is also involved as General Partner in Honey Lake Energy I LP, and Honey Lake Energy II LP, both Michigan limited partnerships formed to own limited partnership interests in H L Power Company.

05                Honey Lake Energy I L.P. (99%)

06                   H L Power Company (18.65%)

05                Honey Lake Energy II L.P. (99%)

06                   H L Power Company (18.65%)

05                H L Power Company (.5%)

04            CMS Generation Investment Company VI

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS Generation Investment Company VI is a Cayman Islands corporation formed as a holding company for energy projects in Africa.

05                CMS Takoradi Investment Company

06                   CMS Takoradi Investment Company II

07                       Takoradi International Company (Ghana) (90%)

04            CMS Generation Investment Company VII

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS Generation Investment Company VII is a Cayman Islands corporation formed as a holding company for various energy projects in the Middle East.

05                CMS Generation Taweelah Limited

06                   Emirates CMS Power Company (40%)

07                       Taweelah Shared Facilities Company LLC (17%)

05                CMS Jubail Investment Company I

06                   Jubail Energy Company (25%)

05                Shuweihat General Partner Company (50%)

06                   Shuweihat Limited Partnership (1%)

07                       Shuweihat CMS International Power Company (UAE) (40%)

05                Shuweihat Limited Partnership (49.5%)

06                   Shuweihat CMS International Power Company (UAE) (40%)

05                Shuweihat O&M General Partner Company (50%)

06                   Shuweihat O&M Limited Partnership (1%)

05                Shuweihat O&M Limited Partnership (49.5%)

04            CMS Generation Michigan Power L.L.C.

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS Generation Michigan Power L.L.C. is a Michigan limited liability company formed to own generating units which are to be sited in Michigan for the purpose of generating power during peak demand periods.

04            CMS Generation Operating LLC

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS Generation Operating LLC is a Michigan limited liability company involved in the operation of various power plants throughout the United States.

04            CMS Generation Recycling Company

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS Generation Recycling Company is a Michigan corporation that owns 50% of Mid-Michigan Recycling, L.C. Mid-Michigan Recycling, L.C. was created to be involved in supplying waste wood fuel for the Genesee Power Station Limited Partnership.

05                Mid-Michigan Recycling, L.C. (50%)

04            CMS Generation San Nicolas Company (.1%)

05                Inversora de San Nicolas, S.A. (.1%)

06                   Centrales Termicas San Nicolas S.A. (88%)

04            CMS (India) Operations & Maintenance Company Private Limited (1%)

05                South India Natural Gas Marketing Company Private Limited
                  (36.94%)

04            CMS International Operating Company

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS International Operating Company is a Cayman Islands corporation, formed to own and control project operating and maintenance companies.

05                CMS Generation Jorf Lasfar III Limited Duration Company (50%)

06                   CMS Morocco Operating Co., S.C.A. (.1%)

06                   Jorf Lasfar Operations Handelsbolag (1%)

05                CMS Generation UK Operating Private Limited

06                   Jorf Lasfar Aktiebolag

07                       CMS Morocco Operating Co., S.C.A. (99.7%)

05                CMS (India) Operations & Maintenance Company Private Limited
                  (99%)

05                CMS Morocco Operating Co., S.C.A. (.1%)

05                Jorf Lasfar Operations Handelsbolag (99%)

04            CMS International Ventures, L.L.C. (21.02%)

04            CMS Morocco Operating Co., S.C.A. (.1%)

04            CMS Palermo Energy Company

              Address:   One Energy Plaza
                         Jackson, MI 49201

              A Nova Scotia corporation formed to be the limited partner in the Palermo Energy Limited Partnership.

05                Palermo Energy General Partner Ltd.

                  Address:   One Energy Plaza
                             Jackson, MI 49201

                  A Nova Scotia limited liability company formed to be the general partner of the Palermo Energy Limited Partnership.

06                   Palermo Energy Limited Partnership (.001%)

                     Address:   One Energy Plaza
                                Jackson, MI 49201

                     An Ontario limited partnership formed to develop, design, construct, own, finance, operate and maintain an electrical power generation facility to be located in the City of Oakville, Providence of Ontario, Canada and all matters related thereto.

05                Palermo Energy Limited Partnership (99.999%)

04            CMS Prairie State LLC

              Address:   One Energy Plaza
                         Jackson, MI 49201

              CMS Prairie State LLC is an Michigan limited liability company formed to hold a membership interest in an LLC which will hold an interest in the Prairie State mine mouth coal generation project.

05                Lively Grove Energy, LLC (50%)

                  Address:   Corporation Trust Center
                             1209 Orange Street
                             Wilmington, DE 19801

                  A Delaware limited liability company formed to develop and then eventually own 30% of the aggregate ownership interest in the Prairie State Energy Project.

04            Dearborn Generation Operating, L.L.C.

04            Exeter Energy Limited Partnership (50%)

04            Hidroelectrica El Chocon S.A. (2.48%)

              Address:   8311 Neuquen
                         Neuquen Province
                         Villa El Chocon
                         Argentina

              Hidroelectrica El Chocon S.A. is an Argentine company, which holds a thirty-year concession to operate two hydroelectric power plants in Argentina.

04            Honey Lake I L.P. (1%)

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              Honey Lake I L.P. is a California limited partnership created to participate as a 24.75% limited partner in the cogeneration facility at Honey Lake, California.

05                H L Power Company (18.65%)

04            Honey Lake Energy II L.P. (1%)

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              Honey Lake II L.P. is a California limited partnership created to participate as a 24.75% limited partner in the cogeneration facility at Honey Lake, California.

05                H L Power Company (18.65%)

04            HYDRA-CO Enterprises, Inc.

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              HYDRA-CO Enterprises, Inc. is a New York corporation involved in the management and operation of various power plants. The plants are fueled by coal, natural gas, waste wood and water (hydro). It also has construction management responsibility for a 60MW diesel-fueled power plant in Jamaica.

05                CMS Generation Operating Company II, Inc.

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              CMS Generation Operating Company II, Inc. is a New York corporation formed to operate power plants, primarily in the United States.

06                HCO-Jamaica, Inc.

07                   Private Power Operators Limited (99%)

05            Craven County Wood Energy Limited Partnership (44.99%)

05            HCE-Biopower, Inc.

06                   IPP Investment Partnership (51%)

07                       Craven County Wood Energy Limited Partnership (.01%)

05            HCE-Jamaica Development, Inc.

05            HCE-Rockfort Diesel, Inc.

06                Jamaica Private Power Company, Limited (42.3%)

06                Private Power Operators Limited (1%)

05            IPP Investment Partnership (49%)

06                   Craven County Wood Energy Limited Partnership (.01%)

05                Little Falls Hydroelectric Associates, L.P. (.625%)

05                Little Falls Hydropower Associates (33.33%)

05                Lock 17 Group (33.33%)

06                   Little Falls Hydroelectric Associates, L.P. (50%)

05                Lock 17 Management Group (33.33%)

05                New Bern Energy Recovery, Inc.

06                   Craven County Wood Energy Limited Partnership (5%)

05                PowerSmith Cogeneration Project, LP (6.25%)

05                Windpower Partners 1989, L.P. (8.5346%)

04            Idaho Wind Generation Company, LLC

04            Lassen Wind Generation LLC

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              A Michigan limited liability company formed to develop, construct, own and operate a wind-powered electric generating facility at Shaffer Mt., California.

04            Oxford/CMS Development Limited Partnership (99%)

05                Exeter Energy Limited Partnership (48%)

04            Oxford Tire Recycling, Inc.

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              Oxford Tire Recycling, Inc. is a Delaware corporation that is currently inactive.

04            Servicios de Aguas de Chile CMS y Compania Limitada (99.992%)

04            Taweelah A2 Operating Company

              Address:   One Energy Plaza
                         Jackson, Michigan 49201

              Taweelah A2 Operating Company is a Michigan corporation formed to operate the Taweelah A2 project through a branch office in Abu Dhabi, United Arab Emirates.

                                                                       EXHIBIT B

Subsidiaries of CMS International Ventures, L.L.C.

04           CMS Electric & Gas, L.L.C.

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

              CMS Electric & Gas, L.L.C. is a Michigan limited liability company. CMS International Distribution LLC and CMS Electric and Gas Company merged in December 2002 to form CMS Electric & Gas, L.L.C.

05               CMS (Barbados), SRL

06                  CMS Venezuela, S.A.

07                        SENECA Sistema Electrico del Estado Nueva Esparta,
                          C.A. (52.37%)

06                  ENELMAR S.A.

07                        SENECA Sistema Electrico del Estado Nueva Esparta,
                          C.A. (33.34%)

05               CMS Energy Brasil S.A.

06                  CMS Comercializadora de Energia Ltda. (99.99%)

06                  CMS Energy Equipamentos, Servicos Industria e Comercio S.A.
                    (86.24%)

06                  Companhia Jaguari de Energia (CJE) (90.03%)

06                  Companhia Jaguari de Geracao de Energia (90.06%)

07                        Paulista Lajeado Energia S.A.

06                  Companhia Luz e Forca Mococa (CLFM) (86.24%)

06                  Companhia Paulista de Energia Eletrica (CPEE) (93.16%)

06                  Companhia Sul Paulista de Energia (CSPE) (84.36%)

05               CMS Electric and Gas Sucursal (branch) Argentina

05               CMS Empreendimentos Ltda (99.99%)

05               CMS Participacoes e Negocios S/A (99.99%)

04           CMS Gas Transmission del Sur Company

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Gas Transmission del Sur Company is a Cayman Islands corporation and holds a portion of CMS Energy's interest in the GasAtacama project.

05               CMS Atacama Company

05               Compania de Inversiones CMS Energy Chile Limitada (60%)

06                  GasAtacama S.A. (.001%)

07                        Atacama Finance Co.

07                        Energex Co.

07                        GasAtacama Generacion S.A. (99.9%)

08                            Progas S.A. (.1%)

08                            CDEC-SING Limitada (14.29%)

07                        Gasoducto Atacama Argentina S.A. (99.9%)

08                            Gasoducto Taltal Ltda (.1%)

07                        Gasoducto Atacama Chile S.A. (99.9%)

08                            Gasoducto Taltal Ltda (99.9%)

08                            Progas S.A. (99.9%)

06                  GasAtacama Generacion S.A. (.05%)

07                        Progas S.A. (.1%)

07                        CDEC-SING Limitada (14.29%)

06                  Gasoducto Atacama Argentina S.A. (.05%)

07                        Gasoducto Taltal Ltda (.1%)

06                  Gasoducto Atacama Chile S.A. (.05%)

07                        Gasoducto Taltal Ltda (99.9%)

07                        Progas S.A. (99.9%)

06                  Inversiones Gas Atacama Holding Limitada (36.06%)

07                        GasAtacama S.A. (99.998%)

08                            Atacama Finance Co.

08                            Energex Co.

08                            GasAtacama Generacion S.A. (99.9%)

09                                Progas S.A. (.1%)

09                                CDEC-SING Limitada (14.29%)

08                            Gasoducto Atacama Argentina S.A. (99.9%)

09                                Gasoducto Taltal Ltda (.1%)

08                            Gasoducto Atacama Chile S.A. (99.9%)

09                                Gasoducto Taltal Ltda (99.9%)

09                                Progas S.A. (99.9%)

05               Inversiones Gas Atacama Holding Limitada (13.94%)

06                  GasAtacama S.A. (99.998%)

07                        Atacama Finance Co.

07                        Energex Co.

07                        GasAtacama Generacion S.A. (99.9%)

08                            Progas S.A. (.1%)

08                            CDEC-SING Limitada (14.29%)

07                        Gasoducto Atacama Argentina S.A. (99.9%)

08                            Gasoducto Taltal Ltda (.1%)

07                        Gasoducto Atacama Chile S.A. (99.9%)

08                            Gasoducto Taltal Ltda (99.9%)

08                            Progas S.A. (99.9%)

04           CMS Generation Investment Company III

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Generation Investment Company III is a Cayman Islands corporation formed to have an ownership interest in certain Indian power generation projects.

05               CMS Generation Jegurupadu I Limited Duration Company (99%)

06                   Jegurupadu O&M Company Mauritius (50%)

05               CMS Generation Jegurupadu II Limited Duration Company (99%)

06                   Jegurupadu O&M Company Mauritius (50%)

05               CMS Generation Neyveli Ltd.

06                   ST-CMS Electric Company Pvt. Ltd. (50%)

06                   ST-CMS Electric Company (Mauritius) (41.5%)

05               Jegurupadu CMS Generation Company Ltd.

04           CMS Generation Investment Company V

             Address:     One Energy Plaza
                          Jackson, Michigan 49201

             CMS Generation Investment Company V is a Cayman Islands corporation formed to separate projects on a regional basis in order to provide CMS Energy more liability protection.

05               Compania de Inversiones CMS Energy Chile Limitada (40%)

04           CMS Generation S.R.L. (99.9917%)

             Address: Edificio Torre Catalinas Plaza, Ing. Enrique Butty 220 8 Piso (Av. E. Madero Alt. 800/900) (1300) Buenos Aires, Argentina

             CMS Generation S.R.L. is an Argentine corporation formed to invest in a hydroelectric power concession in Argentina.

05               Hidroinvest S.A. (25%)

06                   *Hidroelectrica El Chocon S.A. (59%)

04           CMS Luxembourg S.a.r.l.

04           CMS Operating S.R.L. (99.999%)

             Address: Edificio Torre Catalinas Plaza, Ing. Enrique Butty 220 8 Piso (Av. E. Madero Alt. 800/900) (1300) Buenos Aires, Argentina

             CMS Operating S.R.L. is an Argentine corporation created to have an ownership interest (through its subsidiary Cuyana de Inversiones, S.A.) in the Centrales Termicas Mendoza, S.A. partnership. Centrales Termicas Mendoza, S.A. was formed to acquire, own and operate the Lujan de Cuyo and Cruz de Piedra power plants in Argentina.

05               CMS Ensenada S.A. (99%)

05               Cuyana S.A. de Inversiones (99%)

06                  Centrales Termicas Mendoza S.A. (92.6%)

05               Transportadora de Gas del Mercosur (TGM-Argentina) (20%)